Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ENACTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Killbuck Bancshares, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Diane Knowles, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934,; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Diane S. Knowles
Diane S. Knowles
Chief Financial Officer
March 25, 2009

A signed original of this written statement required by Section 906 has been provided to Killbuck Bancshares, Inc. and will be retained by Killbuck Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.